UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM
8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act
Date of Report (Date of Earliest Event Reported):
October 6, 2023
Cal-Maine Foods, Inc.
(Exact name of registrant as specified in its charter)

Delaware
001-38695
64-0500378
(State or other jurisdiction of
incorporation)
(Commission File Number)
(IRS Employer Identification No.)

1052 Highland Colony Pkwy
,
Suite 200
,
Ridgeland
,
MS
39157
(Address of principal executive offices (zip code))

601
-
948-6813
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the
registrant under any of the following provisions:
☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the

Act:
Title of each class
Trading
Symbol(s) Name of each exchange on which registered
Common Stock, $0.01 par value per share
CALM
The
NASDAQ

Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of
1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company
☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period
for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange
Act.
☐

Explanatory Note
Cal-Maine Foods, Inc. (the “Company”) is filing this Amendment No. 1 to the Current Report on Form 8-K filed on October 6,
2023 (the “Original Form 8-K”) for the sole purpose of disclosing the Company’s decision regarding how frequently it will conduct future advisory votes on executive compensation. No other changes have been made to the Original Form 8-K.
Item 5.07 – Submission of Matters to a Vote of Security Holders.
The Company’s Annual Meeting of Stockholders was held on October 6, 2023.
Proposal No. 3:

Vote on frequency

of future votes

on executive

compensation.
The Company’s

stockholders approve

the
proposal by the following vote:
One Year Two Years Three Years Abstain Non-Votes
25,462,606 121,545 56,564,301 85,799 5,225,801
In accordance with

the results

of the vote

on this

proposal, the Company,

based on the

recommendation of its

Board of Directors
and the

vote of

its stockholders,

will hold

an advisory

vote on

the compensation

of its named

executive officers

every three
years until the

next required vote

on the frequency

of stockholder votes

on the compensation

of executives, which

will occur
no later than the Company’s annual meeting of stockholders in 2029.
Item 9.01 – Financial Statements and Exhibits
(d)

Exhibits
Exhibit
Number Description
104 Cover Page Interactive Data File, (embedded within the Inline XBRL document)
SIGNATURES

Pursuant to the requirements for the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAL-MAINE FOODS, INC.
Date: October 20, 2023
By:

/s/ Max P. Bowman

Max P. Bowman

Director, Vice President, and Chief Financial Officer